UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 29, 2016

CAS MEDICAL SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-13839 (Commission File Number)	06-1123096 (I.R.S. Employer Identification No.)
44 East Industrial Road, Branford, Connecticut 06405 (Address of principal executive offices, including zip code) (203) 488-6056 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On March 28, 2016, CAS Medical Systems, Inc. (the "Company") entered into an Asset Purchase Agreement (the "Purchase Agreement") with Trinity Medical Devices Inc. (the "Buyer"), pursuant to which the Company simultaneously sold to the Buyer substantially all of the assets of the Company's neonatal intensive care disposables product line (the "Neonatal Business").

Pursuant to the Purchase Agreement, the Company received aggregate consideration of $3,350,000 of which (i) $3,034,682 was paid at closing in cash, and (ii) $100,000 was placed into escrow for a period of twelve (12) months to secure certain indemnification obligations. Further, the closing consideration was reduced by $215,318 for the value of inventory of the Neonatal Business at closing, provided that the Buyer shall purchase all Neonatal Business inventory upon conclusion of a transition services period. The Purchase Agreement also provides for an earn-out payment of up to $400,000 if certain net sales targets are achieved in the twelve (12) months following the closing.  In addition to the foregoing, the Purchase Agreement contains customary representations, warranties, covenants, and indemnification obligations of the parties.  The Company will also provide the Buyer with certain transition services during 2016 to facilitate customer and manufacturing transition.

[The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is included as Exhibit 2.1 hereto and is incorporated herein by reference.]

Item 9.01	Financial Statements and Exhibits.

(b)(1)                  Pro forma financial information.

The following tables represent the pro forma financial results of the Company, as adjusted to reflect the divestiture of the Neonatal Business operations, for the twelve (12) months ended December 31, 2015 and December 31, 2014.

CAS MEDICAL SYSTEMS, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited

	Twelve Months Ended December 31, 2015
	(In thousands, except per share information)
		Pro Forma
	Historical	Adjustment	Pro Forma

Net sales from continuing operations	$21,639	$2,152	$19,487

Cost of sales	10,987	1,470	9,517
Gross profit	10,652	682	9,970

Operating expenses:
Research and development	3,514	—	3,514
Selling, general and administrative	13,164	66	13,098
Total operating expenses	16,678	66	16,612

Operating loss	(6,026)	616	(6,642)

Interest expense	859	—	859
Other income	(4)	—	(4)
Loss from continuing operations before income taxes	(6,881)	616	(7,497)
Income tax (benefit)	—	216	(216)
Loss from continuing operations	(6,881)	400	(7,281)
(Loss) income from discontinued operations,
net of income taxes	(18)	400	382
Net loss	(6,899)	—	(6,899)
Preferred stock dividend accretion	1,383		1,383
Net loss applicable to common stockholders	$(8,282)	$—	$(8,282)

(Loss) income per common share from continuing
operations - basic and diluted	$(0.32)	$0.02	$(0.34)

(Loss) income per common share from discontinued
operations - basic and diluted	(0.00)	0.02	0.02

Per share basic and diluted loss applicable to
common stockholders	$(0.32)	$—	$(0.32)

Weighted-average number of common
shares outstanding:
Basic and diluted	25,701	25,701	25,701

(1) See accompanying notes to the unaudited pro forma financial information

CAS MEDICAL SYSTEMS, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited

	Twelve Months Ended December 31, 2014
	(In thousands, except per share information)
		Pro Forma
	Historical	Adjustment	Pro Forma

Net sales from continuing operations	$19,215	$2,196	$17,019

Cost of sales	10,657	1,446	9,211
Gross profit	8,558	750	7,808

Operating expenses:
Research and development	3,316	—	3,316
Selling, general and administrative	11,957	51	11,906
Total operating expenses	15,273	51	15,222

Operating loss	(6,715)	699	(7,414)

Interest expense	787	—	787
Other income	(18)	—	(18)
Loss from continuing operations before income taxes	(7,484)	699	(8,183)
Income tax (benefit)	—	245	(245)
(Loss) income from continuing operations	(7,484)	454	(7,938)
(Loss) income from discontinued operations,
net of income taxes	(118)	454	336
Net loss	(7,602)	—	(7,602)
Preferred stock dividend accretion	1,290	—	1,290
Net loss applicable to common stockholders	$(8,892)	$—	$(8,892)

(Loss) income per common share from continuing
operations - basic and diluted	$(0.46)	$0.02	$(0.48)

(Loss) income per common share from discontinued
operations - basic and diluted	(0.00)	0.02	0.02

Per share basic and diluted loss applicable to
common stockholders	$(0.46)	$—	$(0.46)

Weighted-average number of common
shares outstanding:
Basic and diluted	19,235	19,235	19,235

(1) See accompanying notes to the unaudited pro forma financial information

The following table presents the assets and liabilities of the Company as of December 31, 2015 adjusted to reflect the divestiture of the Neonatal Business operations.

CAS MEDICAL SYSTEMS, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
Unaudited

	(In thousands)
	Historical		Pro Forma
	December 31,	Pro Forma	December 31,
	2015	Adjustment	2015

Cash and cash equivalents	$7,528	$—	$7,528
Accounts receivable, net	3,278	(356)	2,922
Inventories	1,572	(144)	1,428
Other current assets	416	—	416
Assets associated with discontinued operations	722	518	1,240
Total current assets	13,516	18	13,534

Property and equipment	8,840	(433)	8,407
Less accumulated depreciation	(6,600)	427	(6,173)
	2,240	(6)	2,234

Intangible and other assets, net	1,279	(12)	1,267
Total assets	17,035	—	17,035

Accounts payable	1,473	(13)	1,460
Accrued expenses	1,834	—	1,834
Note payable	82	—	82
Current portion of long-term debt	2,818	—	2,818
Liabilities associated with discontinued operations	187	13	200
Total current liabilities	6,394	—	6,394

Deferred gain on sale and leaseback of property	226	—	226
Long-term debt, less current portion	4,462	—	4,462
Other long-term liabilities	300	—	300
Total liabilities	11,382	—	11,382

Series A convertible preferred stock	8,802	—	8,802
Series A exchangeable preferred stock	5,136	—	5,136
Common stock	109	—	109
Treasury stock	(101)	—	(101)
Additional paid-in capital	29,636	—	29,636
Accumulated deficit	(37,929)	—	(37,929)
Total stockholders' equity	5,653	—	5,653

Total liabilities and stockholders' equity	$17,035	$—	$17,035

(1) See accompanying notes to the unaudited pro forma financial information

(1)	Notes to Unaudited Pro Forma Financial Information

The historical financial statements have been adjusted in the pro forma consolidated financial statements to give effect to pro forma events that are (1) directly attributable to the divestiture of the Neonatal Business, 2) factually supportable and (3) with respect to the pro forma consolidated statement of operations, expected to have a continuing impact on the results following the divestiture.

The pro forma consolidated financial statements do not necessarily reflect what the Company's financial condition or results of operations would have been had the divestiture occurred on the dates indicated. The statements also may not be useful in predicting the future financial condition and results of operations of the Company. The actual financial position and results of operations may differ from the pro forma amounts reflected herein due to a variety of factors.

The pro forma consolidated financial information does not reflect the realization of any expected cost savings from the divestiture of the Neonatal Business.

The pro forma adjustments are based on our preliminary estimates and assumptions that are subject to change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAS MEDICAL SYSTEMS, INC.

Date: March 29, 2016	By:	/s/ Jeffery A. Baird
Jeffery A. Baird
Chief Financial Officer